EXHIBIT 10.6.1

                             LAIDLAW & CO. (UK) LTD.
                                 90 PARK AVENUE
                               NEW YORK, NY 10016

                                                                January 11, 2005

Caprius, Inc.
1 Parker Plaza
Fort Lee, NJ 07024

Attention: George Aaron, Chief Executive Officer

RE: FINANCIAL ADVISORY AGREEMENT

Dear George:

Laidlaw & Co. (UK) Ltd. ("Laidlaw") is pleased to act as the non-exclusive placement agent for Caprius, Inc. (stock symbol: CAPR) (the "Company") a Delaware corporation, in connection with your proposed capital transaction. The terms of our engagement are set forth below. We look forward to working with you.

      1.  THE OFFERING.

          We understand you wish to raise between one million dollars ($1,000,000) and three million dollars ($3,000,000) through a private placement of certain securities involving the sale of such securities to Institutional Investors (the "Offering"). You understand the actual terms of the Offering will depend on market conditions, and will be subject to negotiation between the Company and prospective investors.

      2.  FEES AND EXPENSES.

          Concurrently with the closing of any part of the Offering, the Company will pay Laidlaw in cash, a fee equal to 10% of the gross proceeds received from the sale of securities.

               (a) In addition, the Company agrees to reimburse Laidlaw for its actual expenses, as well as the fees of its legal counsel of up to $25,000.

               (b) Furthermore, upon the closing of the minimum amount contained in the Offering, the Company shall grant Laidlaw 5 year warrants for the purchase of 500,000 shares of common stock at an exercise price of $0.15. The Warrants shall contain the same registration rights afforded to the investors.


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      3.  TERMS.

               (a) The term of this agreement shall be three months, however, either party may terminate this agreement at any time upon 10 days written notice to the other party. Upon termination, we will be entitled to collect all fees and warrants earned and expenses incurred through the date of termination.

               (b) If any part of the Offering is not closed during the term, for reasons other than termination of this agreement by Laidlaw, and during the six months following termination of the agreement, any person which we introduced, directly or indirectly, to the Company or with which we have had discussions or negotiations during the term on behalf of the Company, purchase securities from the Company (other than through an underwritten public offering), you agree to pay Laidlaw upon the close, a cash fee and warrants in the amount that would otherwise have been payable to Laidlaw had such transaction occurred during the term.

               (c) Subsequent to the closing of at least the minimum amount, Laidlaw will have the right to name two members to the Board of Directors. Such members will need to be approved by the Company.

      4.  REPRESENTATIONS AND WARRANTIES.

               (a) You hereby authorize Laidlaw to transmit to the prospective purchasers of the securities material prepared by the Company with such exhibits and supplements as may from time to time be required or appropriate and/or copies of the Company's most recent filings with the Securities and Exchange Commission together with summary materials prepared by the Company, if we deem them appropriate (collectively "Material"). The Company authorizes materials to be sent out to prospective investors provided the prospective investor executes a confidentiality agreement in such cases as may be required in the form of Schedule A. The Company represents and warrants the Material (i) will be prepared by the management of the Company and reviewed and approved by its Board of Directors; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein or previously made, in light of the circumstances under which they made not misleading. The Company will advise Laidlaw immediately of the occurrence of any event or any other change known to the Company which results in the Material containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements


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                    therein or previously made, in light of the circumstance
                    under which they were made, not misleading.

               (b) You agree that you will enter into subscription, registration rights and other customary agreements, and that your counsel will supply an opinion letter on the transaction, and comfort letter on the non-financial portions of the material and your auditors will supply a "comfort" letter on the financial information in the material all of which will be in form and substance reasonably acceptable to, and addressed to the investors.

      5.  NO CONFLICT.

          Neither the execution and delivery of this letter by the Company nor the enumeration of the transactions contemplated hereby will, directly or indirectly, with or without the giving notice or lapse of time, or both: (i) violate any provisions of the Certificate of Incorporation or By-Laws of the Company, or (ii) violate, or be in conflict with, or constitute a default under, any agreement, lease, mortgage, debt or obligations of the Company or require the payment or pre-payment or other penalty with respect thereto.

      6.  INDEMNIFICATION, CONTRIBUTION, AND CONFIDENTIALITY.

          The Company agrees to indemnify Laidlaw and its controlling persons, representatives and agents in accordance with the indemnification provisions set forth in Schedule B. Said indemnification shall apply regardless of whether the proposed offering is consummated.

      7.  GOVERNING LAW.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be wholly performed therein without giving effect to its conflicts of laws principles or rules. This letter, including Schedule A, constitutes the entire understanding of the parties with respect to the subject matter hereof and may not be altered or amended except in writing signed by both parties. This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, affect and in all other respects by the internal laws of the State of New York. The Company
          (1) agrees that any legal suit, action or proceeding arising out of or relating to this letter shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all


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          process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service and process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect affective service of process upon the Company, in any suit action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

      8.  ANNOUNCEMENT OF OFFERING.

          If the Offering is consummated, Laidlaw may at its expense, place an announcement in such newspapers and periodicals as Laidlaw may desire. The Company reserves the right to review and comment on any announcement that Laidlaw intends to publish with respect to any financing contemplated here under that clause.

      9.  ADVICE TO THE BOARD.

          The Company acknowledges that any advice given by Laidlaw to you is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without our prior written consent, except as may be required by law or in connection with any action or proceeding under paragraph 7.

      10. ENTIRE AGREEMENT.

          This Agreement constitutes the entire Agreement between the parties and supercedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements, written or oral between them relating to the subject matter hereof.

We look forward to working with you and developing a long-term relationship with the Company.

                                           Very truly yours,
                                           LAIDLAW & CO. (UK) LTD.

                                           By:
                                              --------------------------------
                                              Robert Bonaventura, President


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Confirmed and accepted as of
the 14th day of January, 2005

CAPRIUS, INC.

By:
    -------------------------------------
    George Aaron, Chief Executive Officer


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                                   SCHEDULE A
                                   ----------

                   INFORMATION TO BE SUPPLIED; CONFIDENTIALITY

In connection with Laidlaw's activities on behalf of the Company, the Company will furnish Laidlaw with all financial and other information regarding the Company that Laidlaw reasonably believes appropriate to its assignment (all such information so furnished by the Company, whether furnished before or after the date of this Agreement, being referred to herein as the "Information"). The Company will provide Laidlaw with access to the officers, directors, employees, independent accountants, legal counsel and other advisors and consultants of the Company. The Company recognizes and agrees that Laidlaw (i) will use and rely primarily on the Information and information available from generally recognized public sources in performing the services contemplated by this Agreement without independently verifying the Information or such other information, (ii) does not assume responsibility for the accuracy of the Information or such information, and (iii) will not make an appraisal of any assets or liabilities owned or controlled by the Company or its market competitors.

For the purpose of the Agreement, "Information" shall mean and include all contracts and agreements and the terms thereof, to which the Company may be a party; all internal non-public business and financial information, analyses, forecasts and projections of the business of the Company and any direct or indirect operating subsidiary; all business plans of the Company and its subsidiaries; all pending or proposed proposals for new or renewed contracts, including responses by the Company to RFPs; the names, business and financial arrangements with all parties and which relates directly or indirectly to profitability of any contract to which the Company is a party; the names and terms of employment relationships between the Company and any of its operating subsidiaries with any employees; all detail and back up information relating to actual, pro forma or forecasted operations; and all data or information prepared by the Company at the request.

Laidlaw will maintain the confidentiality of the Information and, unless and until such information shall have been made publicly available by the Company or by others without breach of a confidentiality agreement, shall disclose the information only as authorized by the Company or as required by law or by order of a governmental authority or court of competent jurisdiction. In the event that Laidlaw is legally required to make disclosure of any of the Information, Laidlaw will give notice to the Company prior to such disclosure, to the extent that Laidlaw can practically do so.

The foregoing paragraph shall not apply to information that:

          (i) at the time of disclosure by the Company is, or thereafter becomes, generally available to the public or within the industries in which the Company or Laidlaw or its affiliates conduct business, other than as a direct result of a breach by Laidlaw of its obligations under this Agreement.


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         (ii)     prior to or at the time of disclosure by the Company, was
                  already it in the possession of, or, conceived by, Laidalw or any of its affiliates, or could have been developed by them from information then in their possession, by the application of other information or techniques in their possession, generally available to the public, or available to Laidlaw or its affiliates other than from the Company;

         (iii) at the time of disclosure by the Company or thereafter, is obtained by Laidlaw or any of its affiliates from a third party who Laidlaw reasonably believes to be in possession of the information not in violation of any contractual, legal or fiduciary obligation to the Company with respect to that information; or

         (iv) is independently developed by Laidlaw or its affiliates. Nothing in this Agreement shall be construed to limit the ability of Laidlaw or its affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with entities other than the Company, notwithstanding that such entities may be engaged in a business which is similar to or competitive with the business of the Company, and notwithstanding that much entities may have actual or potential operations, products, services, plans, ideas, customers or supplies similar or identical to the Company's, or may have been identified by the Company as potential merger or acquisition targets or potential candidates for some other business combination, cooperation or relationship. The Company expressly acknowledges and agrees that it does not claim any proprietary interest in the identity of any other entity in its industry or otherwise, and that the identity of any such entity is not confidential information.


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                                   SCHEDULE B
                                   ----------

                                 INDEMNIFICATION

Recognizing that matters of the type contemplated in this engagement sometimes result in litigation and that Laidlaw's role is advisory, the Company agrees to indemnify and hold harmless Laidlaw's, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the "Indemnified Parties"), from and against any losses, claims, damages and liabilities, joint or several, related to or arising in any manner out of any transaction, financing, proposal or any other matter (collectively, the "Matters") contemplated by the engagement of Laidlaw hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any Matter contemplated by the engagement of Laidlaw hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such Indemnified Party is a formal party to any such Proceeding. Notwithstanding the foregoing, the Company shall not be liable in respect of any losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted solely from the gross negligence or willful misconduct of an Indemnified Party or with respect to information furnished by Laidlaw to the Company. The Company further agrees that it will not, without the prior written consent of Laidlaw, settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not Laidlaw or any Indemnified Party is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional release of Laidlaw and each other Indemnified Party hereunder from all liability arising out of such Proceeding. As money damages may not be a sufficient remedy in the event of any breach or threatened breach of this Schedule B by the Company or Laidlaw, the Company or Laidlaw may seek injunctive relief or other equitable relief in addition to any other available remedy.

The Company agrees that if any indemnification or reimbursement sought pursuant to this letter were for any reason not to be available to any Indemnified Party or insufficient to hold it harmless as and to the extent contemplated by this letter, then the Company shall contribute to the amount paid or payable by such Indemnified Party in respect of losses, claims, damages and liabilities in such proportion as is appropriate to reflect the relative benefits to the Company and its stockholders on the one hand, and Laidlaw on the other, in connection with the Matters to which such indemnification or reimbursement relates or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of such parties as well as any other equitable considerations. It is hereby agreed that the relative benefits to the Company and/or its stockholders and to Laidlaw with respect to Laidlaw's engagement shall be deemed to be in the same proportion as (i) the total value paid or received or to be paid or received by the Company and/or its stockholders pursuant to the Matters (whether or not consummated) for which Laidlaw is engaged to render financial advisory services bears to (ii) the fees paid to Laidlaw in connection with such engagement. In no event shall the Indemnified Parties contribute or otherwise be liable for an amount in excess of the aggregate amount of fees actually received by Laidlaw pursuant to such engagement (excluding amounts received by Laidlaw as reimbursement of expenses).


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The Company further agrees that no Indemnified Party shall have any liability
(whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with Laidlaw's engagement hereunder except for losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted solely from the gross negligence or willful misconduct of such Indemnified Party or from information furnished by Laidlaw to the Company. The indemnity, reimbursement and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party.

The indemnity, reimbursement, contribution provisions set forth herein shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) any party hereto, (iii) any termination or the completion or expiration of this letter or Laidlaw's engagement and (iv) whether or not Laidlaw shall, or shall not, be called upon to render any formal or informal advice in the course of such engagement.

The obligations of the Company and Laidlaw under this Schedule B shall survive the termination of the Agreement, regardless of the reason for the termination.